                       SEMIANNUAL REPORT / APRIL 30, 2002

                        AIM GLOBAL AGGRESSIVE GROWTH FUND

                                 [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

================================================================================

                                 [COVER IMAGE]

                             LAND BY JENNIFER WATES

IN THIS AGE OF WORLDWIDE EXCHANGE, AN OCEAN'S DISTANCE BETWEEN CONTINENTS IS NO

   LONGER THE BARRIER TO TRADE IT ONCE WAS. TODAY, THE EARTH'S MANY LANDS ARE

   LINKED THROUGH A GLOBAL ECONOMY THAT IS SHAPING THE FUTURE OF THE WORLD'S

PEOPLE. THE PAINTING ON THE COVER OF THIS REPORT, RENDERED IN VIBRANT COLORS AND

         BOLD BRUSH STROKES, PAYS TRIBUTE TO OUR WORLD AND ITS RICHES.

================================================================================


ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Aggressive Growth Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declined from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ because of different sales charge structure and class expenses.

o Average annual total returns (including sales charges) as of the close of the reporting period, 4/30/02, were as follows: Class A shares, one year, -18.52%; five years, 1.64%; inception (9/15/94), 7.12%. Class B shares, one year, -19.18%; five years, 1.75%; inception (9/15/94), 7.22%. Class C shares, one year, -15.77%; inception (8/4/97), -1.69%.

o In addition to returns as of the close of the reporting period, industry regulations require us to provide average annual total returns (including sales charges) as of 3/31/02, the most recent calendar quarter-end: Class A shares, one year, -11.08%; five years, 1.46%; inception (9/15/94), 7.27%.
    Class B shares, one year, -11.73%; five years, 1.59%; inception (9/15/94), 7.39%. Class C shares, one year, -8.01%; inception (8/4/97), -1.60%.

o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

o Investing in micro-, small and mid-sized companies may involve risks not associated with more established companies. Also, micro and small companies may have business risk, significant stock-price fluctuations and illiquidity.

o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged MSCI All Country (AC) World Free Index tracks the performance of approximately 50 countries covered by Morgan Stanley Capital International that are considered developing or emerging markets. A free index represents actual buyable opportunities for global investors.

o The unmanaged Standard & Poor's Composite Index of 500 stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock performance.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

 This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                    DEAR FELLOW SHAREHOLDER:

[PHOTO OF           In a letter to shareholders in spring 1995 fund reports,
ROBERT H.           before Alan Greenspan had uttered the words "irrational
GRAHAM]             exuberance," we cautioned our investors: "If you are
                    investing in mutual funds with expectations of double-digit returns every year, you will be disappointed. Maybe not today, but sometime in the future."

                       Depending on which AIM funds you own, there is a good
                    possibility you have experienced a loss during the past couple of years, perhaps including the six months covered by this report. Even investors who have not lost money may have been tempted to take their money out of the markets. We at AIM thank you for staying with us during this period.

                       Our nation and our markets have been badly shaken
                    recently: by terrorism and war, by the first recession in a decade, by a two-year bear market for equities, and by a loss of confidence in corporate governance and financial reporting stemming from the Enron collapse. It is obvious that markets got way ahead of themselves during the 1990s. Recall the euphoria about the Dow Jones Industrials breaking through the 10,000 mark. The Dow closed above that mark for the first time on March 29, 1999. As the period covered by this report closed, it was hovering around that mark.

   However, it would be foolish to replace irrational exuberance with equally irrational pessimism. Many of you who have only recently begun investing, perhaps as the markets were peaking in 1999 and 2000, may wonder whether markets ever produce positive returns. Nevertheless, the overwhelming majority of long-term investors, those who have been invested at least five years, are well ahead of where they started.

LONG-TERM OPTIMISM

One of our senior investment officers recently described what he considers the appropriate approach to the current equity markets: "optimism, tempered with rationality." I couldn't agree more. Looking at the long run, I cannot help being optimistic about the prospects for the U.S. economy. A great deal of the world's intellectual capital resides within our borders, and we enjoy a political and business structure that historically has provided unparalleled incentive for hard work and innovation. It takes effort not to be enthusiastic about the long-term state of the U.S. economy, and therefore of our equity markets.

   Beyond domestic equities, there are other investments with attractive potential. The likelihood of stable interest rates is strong, as the Federal Reserve has signaled its neutral stance in light of tame inflation and measured economic growth. Bonds typically do well in such a climate.

   The current international outlook is also favorable. Recent European economic data point to a pickup in manufacturing and consumer confidence. In Asia, export-led recovery is a dominant theme.

   No one, however, is anticipating a return to the heady days of the '90s, and a dose of realistic expectations would do us all well. Over the very long term--since before the Great Depression--domestic equities have produced average annual total returns of approximately 10%; fixed-income investments typically return less.

   As we warned seven years ago, bull markets do end. So do bear markets. The trouble is, no one can predict exactly when. In this environment, we at AIM can only promise to remain focused on two fundamental aspects of our business. The first is a disciplined investment process, which we know is the root of good performance over time. The other is excellent customer service, which you always deserve but probably need even more when markets are as volatile and generally disappointing as they have been lately.

YOUR FUND MANAGERS COMMENT

In the pages that follow, you will find your fund managers' more detailed discussion of factors that influenced your fund.

   Briefly, AIM Global Aggressive Growth Fund regained momentum during the last six months. Class A shares of your fund gained 5.96% for the six months ended April 30, 2002, excluding sales charges. More dramatically, since September 21, 2001, when markets hit bottom in the days following terrorist strikes against the United States, AIM Global Aggressive Growth Fund Class A shares have risen by 18.91%. In contrast, the benchmark index, the MSCI AC World Free Index, showed results of 4.69% for the six-month reporting period.

   You can always find timely information about your fund and the markets in general on our Web site, aimfunds.com. We invite you to visit it often. Our Client Services Department can be reached during regular business hours at 800-959-4246.

   Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
June 10, 2002

FUND BEGINS TO REESTABLISH MOMENTUM

HOW DID AIM GLOBAL AGGRESSIVE GROWTH FUND PERFORM?
AIM Global Aggressive Growth Fund regained momentum during the reporting period--especially in the early months of 2002.

   For the six months ended April 30, 2002, AIM Global Aggressive Growth Fund Class A shares gained 5.96%. Class B and Class C shares gained 5.68%. More significantly, since 9/21/01, when markets hit bottom in the days following the terrorist strikes against the United States, the fund gained 18.91%. All results are at net asset value, with no sales charges applied. In contrast, the benchmark index, the MSCI AC World Free Index, returned 4.69% for the six-month period. Further, the S&P 500, considered representative of the broad domestic equity market, increased by only 2.31% over the six months.

WHAT WERE MAJOR TRENDS IN THE STOCK MARKET?

Uncertainty creates problems for stock markets because it is not quantifiable. And uncertainty--based upon the Israeli-Palestinian conflict and the U.S.-led war on terrorism--has penetrated U.S. markets and limited growth while the nation recovers from recession.

   In the U.S., analysts declared the recession ended as companies produced strong growth during the first quarter. Gross domestic product had recovered and interest rates were low. Furthermore, corporate profit margins were improving.

   In Europe, which experienced a slowdown but not a recession in 2001, the economic news this year has been on balance positive. Major economies registered a decrease in unemployment in March, and business confidence has been improving. In Asia, export-oriented countries have registered improving order flow.

   Globally, stock markets bottomed along with the U.S. in the immediate aftermath of September 11. But since then, and particularly in 2002, the international stock markets have outperformed United States markets because of more favorable valuations.

   Now, though, the domestic economic rebound has slowed. Major industries like construction, manufacturing, telecommunications and automobiles endured sharp job losses late in the reporting period. In addition, U.S. consumer confidence fell in April, if only slightly, suggesting the nation was still concerned about economic questions, the potential for war, as well as corporate management and accounting procedures.

   The Federal Reserve Board changed its predisposition that interest rate cuts were a necessary step toward fueling economic growth. The Fed assumed a neutral stance, and left interest rates unchanged.

WHAT HAPPENED IN GLOBAL MARKETS DURING THE PERIOD?

Following an extended period of time wherein U.S. markets dominated global economic activity, that scenario reversed itself in the opening months of 2002. During the first quarter of the year, all regions of the world outperformed the U.S. market.

   Highlights of international progress in the first quarter included major economic gains by Asia, South Korea, Indonesia, Thailand and the Philippines. Even Latin America, while being hurt by problems in Argentina, moved higher. Mexico especially showed strong economic progress in the quarter. Both Europe and Japan posted smaller gains for the quarter.

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?

There have been no changes in management style over the period. Fund managers used the growth investment discipline that has rewarded millions of AIM shareholders over the long term.

   During the sharp fourth quarter rally last year, the fund under-performed the S&P 500 because the stocks leading the rally were generally the ones which had been most beaten up over the preceding time period. These stocks, broadly speaking, were stocks that had missed

================================================================================

FUND AT A GLANCE

AIM Global Aggressive Growth Fund is for shareholders seeking above-average capital growth. The fund invests in small- and medium-size foreign and domestic companies that have demonstrated superior earnings growth.

                                    [PHOTO]

INVESTMENT STYLE: Growth (focused on the growth potential of a company's earnings, the most tangible measure of growth and success.)

o invests in a widely diversified portfolio of companies with earnings momentum

o   has the flexibility to participate in both developed and emerging market

================================================================================

PORTFOLIO COMPOSITION

As of 4/30/02, based on total net assets

===================================================================================================================================
TOP 10 HOLDINGS                                    TOP 10 INDUSTRIES                                TOP 10 COUNTRIES
-----------------------------------------------------------------------------------------------------------------------------------
 1. Grupo Ferrovial, S.A.(Spain)        2.1%       1. Construction & Engineering          6.4%       1. U.S.A.            33.3%

 2. Grupo Dragados, S.A.(Spain)         1.9        2. Banks                               6.4        2. United Kingdom    10.3

 3. Bellsystem24, Inc.(Japan)           1.7        3. Diversified Financial Services      4.4        3. Spain              7.1

 4. Anglo Irish Bank Corp. Plc                     4. IT Consulting & Services            4.3        4. Japan              4.6
    (Ireland)                           1.6
                                                   5. Semiconductors                      4.0        5. Mexico             4.0
 5. Man Group Plc (United Kingdom)      1.6
                                                   6. Pharmaceuticals                     3.9        6. South Korea        3.3
 6. Taiwan Semiconductor Man. Co.
    Ltd. (Taiwan)                       1.5        7. Health Care Distributors                       7. Ireland            3.1
                                                      & Services                          3.7
 7. Logitech International A.S.                                                                      8. Taiwan             3.0
    (Switzerland)                       1.5        8. Apparel Retail                      3.4
                                                                                                     9. Switzerland        2.4
 8. Coloplast A.S. Class B (Denmark)    1.5        9. Diversified Commercial Services     3.3
                                                                                                    10. Hong Kong          2.1
 9. Express Scripts, Inc.               1.5       10. Health Care Supplies                3.1

10. SunGard Data Systems, Inc.          1.5

The fund's portfolio is subject to change, and there is no guarantee the fund will continue to hold any particular security.
===================================================================================================================================

earnings estimates and thus had already been pruned from the portfolio.

   Since the end of the rally early in 2002, however, AIM Global Aggressive Growth's higher quality portfolio has held up well. And the fund should be well positioned as a gradual global economic recovery takes root.

   On April 30, 50% of assets were invested in mid-cap stocks, and 41% of assets in small-cap stocks. Only about 35% of AIM Global Aggressive Growth Fund assets were invested in the U.S. About 26% of assets were invested in the United Kingdom, Spain, Japan and Mexico.

   Fund holdings stood at 145, and net assets at $1.15 billion when the reporting period closed.

CAN YOU DISCUSS SOME STOCK HOLDINGS?

Four stocks are listed below, three of which performed well for the portfolio and one of which did not.

   ESPRIT HOLDINGS designs, licenses and sells high quality fashion products in Europe and Asia. The company is projected to grow sales by about 30% this year.

   ANGLO IRISH BANK is an Irish bank which provides financial services primarily to small and mid-size companies in the UK and Ireland. Shares have benefited both from a fast-growing Irish economy as well as from a superior business model, which has prompted gains in market share. The most recent quarterly income statement showed a 31% gain in net interest income.

   SAMSUNG is a leading South Korean semiconductor manufacturer. The firm benefited from higher sales of consumer electronics equipment.

   TARO PHARMACEUTICALS was one of the best performing stocks in 2001, but has recently been under pressure because of the general malaise in its sector, plus increased competition for its largest drug. Also, delays in new drug approvals from the FDA have hurt stock performance.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE PERIOD?

Markets were volatile as investors kept a close on eye on developments at home and abroad. While the recession had apparently ended, full economic recovery remained elusive. Although the nation's GDP grew at a torrid 5.6% annualized rate in the first quarter of 2002, much of this expansion was due to businesses increasing production to replenish depleted inventories--a trend that was unlikely to continue.

   Moreover, business spending on equipment, buildings and software declined in the first quarter, an indication that the economy was still struggling. The nation's unemployment rate fluctuated modestly during the reporting period and stood at 6.0% in April, as companies were reluctant to expand their payrolls.

   In contrast, global corporate profit margins were improving, while interest rates and inflation were low. U.S. consumer confidence--despite a slip in April --generally rose over the reporting period. And consumer spending, which accounts for about two thirds of economic growth, remained healthy.

   But investors remained uncertain as concerns persisted about the economy; U.S. corporate management and accounting veracity, plus the potential for more military conflicts in global hot spots.

PORTFOLIO MANAGEMENT TEAM

Ryan E. Crane
A. Dale Griffin
Jason T. Holzer
Robert M. Kippes
Clas G. Olsson
Jay K. Rushin
Barrett K. Sides

          See important fund and index disclosures inside front cover.

BOND FUNDS CAN DIVERSIFY YOUR PORTFOLIO

Soaring equity markets in the 1990s focused media attention on stocks and stock funds.

   But don't overlook bond funds. Because bonds often behave differently than stocks, adding bond funds to your portfolio can potentially:

o   Reduce the risk associated with investing only in stock funds

o   Enhance total returns

o   Provide a steady source of income

   Here are a few of bonds' more important characteristics.

HOW BONDS DIFFER FROM STOCKS

Stocks represent ownership in a company; bonds are debt obligations. When you buy a bond, you lend money to a government, agency or company. In return, the borrower agrees to pay you back on a specific date. The borrower also agrees to pay you interest, usually at specific intervals, until the obligation is retired.

   A bond's maturity is determined by the date when the entire loan and the last interest payment are due. If a bond was issued on January 1, 2000, and the entire loan must be paid off by January 1, 2030, the bond has a maturity of 30 years.

SEVERAL FACTORS DETERMINE INTEREST RATES, BOND PRICES

Generally, bonds with longer maturities have higher interest rates. That's because there is usually a greater risk that a borrower will default on a loan over a long period than a short period. Also, it is almost impossible to predict economic conditions many years in the future. Hence, bonds with longer maturities usually must offer higher interest rates to attract buyers.

   But probably the most important factor determining a bond's interest rate is the perceived ability of the borrower to repay. Several credit-rating agencies, including Standard & Poor's (S&P), assess this ability and assign a rating to a bond issue. S&P's highest rating is AAA; its lowest is D. Generally, the lower a bond's rating, the higher its interest rate.

   Prevailing interest rates also are important in determining the rates of newly issued bonds and are a key factor affecting bond prices. For instance, if you own a bond with an interest rate of 7% and the current interest rate for new bonds of similar quality and maturity is 6%, your bond is likely to command a price higher than its face value in the marketplace. Conversely, the market price of your bond will likely drop below face value if interest rates for new bonds of similar quality and maturity rise above 7%.

PRICES VS. YIELDS

Bond prices and yields move in opposite directions. That's because a bond's yield is determined by dividing its interest rate by its current market value. For example, if the market price of a bond with a face value of $1,000 and a 10% interest rate drops to $500, its yield rises to 20%.

   In assessing bond-market trends, analysts tend to quote yields rather than prices. Thus, if analysts report that yields are falling, that means prices are rising; if yields are rising, bond prices are falling. While the financial media tend to focus on the U.S. Treasury market, there are other types of bonds.

U.S. GOVERNMENT/AGENCY ISSUES        [GRAPHIC]

U.S. Treasury bills, notes and bonds are considered the safest fixed-income investments because they are backed by the full faith and credit of the U.S. government. Treasury bills have maturities of less than one year; Treasury notes from one to 10 years; Treasury bonds have maturities exceeding 10 years. Historically, the 30-year Treasury has been the benchmark for the performance of the bond market in general. Many analysts now prefer to use the 10-year Treasury note.

   Early in 2000, the U.S. Treasury began buying back its longer-maturity bonds, including its 30-year issues. The federal-government surplus was allowing the Treasury to retire some of its debt prematurely. The perception is that the Treasury may eventually retire all of its 30-year bonds and discontinue issuing them.

   In addition to the Treasury, Congress has authorized certain federal-government agencies, such as the Government National Mortgage Association (Ginnie Mae), to issue marketable debt securities. Agency-like corporations operating under government charters, such as the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), also issue bonds.

   Government-Sponsored Enterprises (GSEs) like Fannie Mae and Freddie Mac have been the subject of controversy. Though shareholder-owned, Freddie Mac and Fannie Mae operate under federal charters that help ensure that lenders such as savings and loans have enough money to make new loans and keep mortgage rates affordable. Those federal charters exempt GSEs from state and local corporate income taxes, give them a $2.25 billion line of credit with the Treasury and allow them to borrow at lower interest rates than similarly rated corporations. This "implied government guarantee" has been called into question. This GSE debate will likely not be resolved soon.

MUNICIPAL BONDS [GRAPHIC]

Municipal bonds (munis) are issued by state and local governments, including cities, school districts and similar entities. Income from these bonds is generally exempt from federal income taxes. Additionally, municipal bonds issued in a state are usually exempt from state income taxes in that state. Munis include revenue bonds, which are supported with income from projects (such as toll roads) and general obligation (GO) bonds, which are funded by tax dollars.

   Because they are supported by tax dollars, GO bonds tend to be more susceptible to the political climate than revenue bonds. Sometimes, state and local governments find it difficult to raise taxes to support bond issues. This has been less of an issue recently as many state and local governments have had revenue surpluses. Retiring revenue bonds is largely dependent on the project's ability to generate sufficient income.

CORPORATE BONDS [GRAPHIC]

Corporate bonds are issued by companies raising money for working capital or for capital expenditures such as plant construction or equipment purchases. U.S. government bonds are generally exempt from state income taxes, and municipal bonds are usually exempt from federal income taxes. Corporate bonds are fully taxable. Corporate bonds, whether investment- or non-investment-grade, generally have higher yields than Treasury issues of the same maturity.

   The difference between these yields is often referred to as the spread. When yield differentials are significant, spreads are said to be wide; when they are close together, spreads are narrow.

HIGH-YIELD BONDS [GRAPHIC]

High yield or junk bonds are below investment-grade--that is, they have been assigned a rating of BB or lower from a credit-rating agency such as Standard & Poor's based on an evaluation of the issuer's ability to pay off its indebtedness. High-yield bonds are considered riskier than investment-grade bonds, so they generally have higher interest rates. Junk bonds may include municipal and corporate debt securities and the government bonds of certain nations.

   Unlike other types of bonds, high-yield securities tend to benefit from a robust, rapidly growing economy. When the issuers of high-yield bonds experience greater revenue intake, they are better able to meet their debt obligations. Conversely, high-yield bonds tend to underperform during periods of economic uncertainty when investors tend to prefer higher-quality bonds, particularly Treasuries.

FOREIGN BONDS [GRAPHIC]

Foreign bonds include debt securities issued by non-U.S. governments, corporations, cities and other entities in both developed and developing nations. They can be denominated in U.S. dollars or foreign currencies. They are fully taxable in the United States, and the strength of the dollar relative to other currencies will affect returns for U.S. investors. It is important to note that investing in developing nations involves greater risk than investing in developed markets.

BOND MUTUAL FUNDS ALSO VARIED

Just as there are different types of bonds, there are different types of bond mutual funds. Some invest in only one type of bond, such as U.S. Treasury securities. Others invest in a variety of issues, such as foreign-government bonds and domestic corporate bonds. Some invest in a combination of stocks and bonds. There are bond funds for both conservative and more aggressive investors.

   When investing in bond funds, remember that an investment's return is linked to its risk. For bond funds, risk is directly related to a fund's maturity and credit structure. The higher the return, the higher the risk. Conversely, relatively safe investments offer relatively lower returns.

   A fund's prospectus and statement of additional information discuss in more detail the types of bonds contained in its portfolio and risk factors associated with these securities.

   Your financial advisor is the best person to contact if you have any questions about investing in bonds or a bond fund.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

APRIL 30, 2002
(UNAUDITED)

                                                                 MARKET
                                                 SHARES          VALUE
DOMESTIC COMMON STOCKS-32.51%

AIR FREIGHT & COURIERS-0.30%

Expeditors International of Washington, Inc.        59,700   $    3,454,839
===========================================================================

APPAREL RETAIL-0.91%

American Eagle Outfitters, Inc.(a)                 144,700        3,679,721
---------------------------------------------------------------------------
Genesco Inc.(a)                                    117,100        3,261,235
---------------------------------------------------------------------------
Too Inc.(a)                                        117,800        3,551,670
===========================================================================
                                                                 10,492,626
===========================================================================

APPLICATION SOFTWARE-1.54%

Activision, Inc.(a)                                251,500        7,917,220
---------------------------------------------------------------------------
Henry (Jack) & Associates, Inc.                     72,200        1,680,816
---------------------------------------------------------------------------
National Instruments Corp.(a)                      208,500        8,012,655
===========================================================================
                                                                 17,610,691
===========================================================================

AUTO PARTS & EQUIPMENT-0.76%

Gentex Corp.(a)                                    275,000        8,706,500
===========================================================================

BANKS-1.17%

Investors Financial Services Corp.                 113,300        8,343,412
---------------------------------------------------------------------------
Southwest Bancorp. of Texas, Inc.(a)               144,000        5,044,320
===========================================================================
                                                                 13,387,732
===========================================================================

BROADCASTING & CABLE TV-0.69%

Hispanic Broadcasting Corp.(a)                     293,200        7,863,624
===========================================================================

COMPUTER & ELECTRONICS RETAIL-0.98%

CDW Computer Centers, Inc.(a)                      205,100       11,239,480
===========================================================================

CONSTRUCTION & ENGINEERING-1.22%

Jacobs Engineering Group Inc.(a)                   180,200        7,110,692
---------------------------------------------------------------------------
Shaw Group Inc. (The)(a)                           225,000        6,869,250
===========================================================================
                                                                 13,979,942
===========================================================================

DATA PROCESSING SERVICES-1.42%

Concord EFS, Inc.(a)                               107,114        3,490,845
---------------------------------------------------------------------------
DST Systems, Inc.(a)                                70,000        3,459,400
---------------------------------------------------------------------------
Fiserv, Inc.(a)                                     63,400        2,818,764
---------------------------------------------------------------------------
Paychex, Inc.                                      173,900        6,491,687
===========================================================================
                                                                 16,260,696
===========================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.21%

Apollo Group, Inc.-Class A(a)                      179,750        6,891,615
---------------------------------------------------------------------------
Iron Mountain Inc.(a)                              225,000        6,930,000
===========================================================================
                                                                 13,821,615
===========================================================================

DIVERSIFIED FINANCIAL SERVICES-1.56%

Investment Technology Group, Inc.(a)                70,200        3,229,200
---------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES          VALUE
DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

LaBranche & Co. Inc.(a)                             98,100   $    2,687,940
---------------------------------------------------------------------------
Legg Mason, Inc.                                   150,000        7,536,000
---------------------------------------------------------------------------
SEI Investments Co.                                130,000        4,379,700
===========================================================================
                                                                 17,832,840
===========================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-0.41%

Tektronix, Inc.(a)                                 164,500        3,619,000
---------------------------------------------------------------------------
Waters Corp.(a)                                     39,900        1,075,305
===========================================================================
                                                                  4,694,305
===========================================================================

EMPLOYMENT SERVICES-0.78%

Robert Half International Inc.(a)                  342,200        8,986,172
===========================================================================

GENERAL MERCHANDISE STORES-0.50%

Dollar Tree Stores, Inc.(a)                        150,000        5,721,000
===========================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-3.70%

Express Scripts, Inc.(a)                           267,200       16,889,712
---------------------------------------------------------------------------
Laboratory Corp. of America Holdings(a)            142,400       14,126,080
---------------------------------------------------------------------------
Lincare Holdings Inc.(a)                           119,700        3,768,156
---------------------------------------------------------------------------
McKesson Corp.                                     190,100        7,678,139
===========================================================================
                                                                 42,462,087
===========================================================================

HEALTH CARE EQUIPMENT-0.66%

Varian Medical Systems, Inc.(a)                    175,600        7,612,260
===========================================================================

HEALTH CARE FACILITIES-1.14%

Community Health Systems, Inc.(a)                  118,200        3,430,164
---------------------------------------------------------------------------
Health Management Associates, Inc.-Class A(a)   452,500           9,656,350
===========================================================================
                                                                 13,086,514
===========================================================================

INDUSTRIAL MACHINERY-0.33%

Danaher Corp.                                       52,700        3,772,266
===========================================================================

IT CONSULTING & SERVICES-1.45%

SunGard Data Systems Inc.(a)                       560,200       16,671,552
===========================================================================

MANAGED HEALTH CARE-0.34%

First Health Group Corp.(a)                        132,900        3,854,100
===========================================================================

MULTI-LINE INSURANCE-0.51%

HCC Insurance Holdings, Inc.                       225,000        5,850,000
===========================================================================

NETWORKING EQUIPMENT-0.19%

Brocade Communications Systems, Inc.(a)             83,500        2,136,765
===========================================================================

OIL & GAS DRILLING-1.63%

Patterson-UTI Energy, Inc.(a)                      500,000       16,000,000
---------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES          VALUE
Pride International, Inc.(a)                       147,700        2,745,743
===========================================================================
                                                                 18,745,743
===========================================================================

OIL & GAS EQUIPMENT & SERVICES-1.50%

National-Oilwell, Inc.(a)                          500,000   $   13,285,000
---------------------------------------------------------------------------
Varco International, Inc.(a)                       189,000        3,872,610
===========================================================================
                                                                 17,157,610
===========================================================================

PHARMACEUTICALS-0.75%

Medicis Pharmaceutical Corp.-Class A(a)            160,100        8,573,355
===========================================================================

RESTAURANTS-0.84%

CEC Entertainment Inc.(a)                          156,300        7,221,060
---------------------------------------------------------------------------
Starbucks Corp.(a)                                 105,800        2,414,356
===========================================================================
                                                                  9,635,416
===========================================================================

SEMICONDUCTOR EQUIPMENT-0.82%

Lam Research Corp.(a)                              364,500        9,353,070
===========================================================================

SEMICONDUCTORS-2.50%

Alpha Industries, Inc.(a)                          310,200        3,799,950
---------------------------------------------------------------------------
Altera Corp.(a)                                    136,100        2,798,216
---------------------------------------------------------------------------
Linear Technology Corp.                             73,600        2,860,096
---------------------------------------------------------------------------
Microchip Technology Inc.(a)                       201,500        8,966,750
---------------------------------------------------------------------------
QLogic Corp.(a)                                     64,400        2,943,724
---------------------------------------------------------------------------
Semtech Corp.(a)                                   229,500        7,339,410
===========================================================================
                                                                 28,708,146
===========================================================================

SPECIALTY CHEMICALS-0.67%

OM Group, Inc.                                     115,700        7,722,975
===========================================================================

SPECIALTY STORES-1.10%

AutoZone, Inc.(a)                                  110,000        8,360,000
---------------------------------------------------------------------------
Bed Bath and Beyond, Inc.(a)                        52,500        1,951,425
---------------------------------------------------------------------------
Foot Locker, Inc.(a)                               146,200        2,302,650
===========================================================================
                                                                 12,614,075
===========================================================================

TELECOMMUNICATIONS EQUIPMENT-0.23%

Polycom, Inc.(a)                                   127,900        2,637,298
===========================================================================

TRADING COMPANIES & DISTRIBUTORS-0.70%

Fastenal Co.                                        95,700        8,004,348
===========================================================================
    Total Domestic Common Stocks (Cost
      $320,647,855)                                             372,649,642
===========================================================================
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-60.24%

AUSTRALIA-0.58%

CSL Ltd. (Pharmaceuticals)                         250,000        5,256,499
---------------------------------------------------------------------------
ERG Ltd. (Electronic Equipment & Instruments)   11,378,000        1,378,075
===========================================================================
                                                                  6,634,574
===========================================================================

BELGIUM-0.93%

Omega Pharma S.A. (Health Care Supplies)           176,700        7,921,894
---------------------------------------------------------------------------
UCB S.A. (Pharmaceuticals)(a)                       74,600        2,719,925
===========================================================================
                                                                 10,641,819
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE

BERMUDA-0.27%

ACE Ltd. (Property & Casualty Insurance)            70,100   $    3,050,752
===========================================================================

BRAZIL-0.74%

Companhia de Bebidas das Americas-ADR
  (Brewers)                                        402,800        8,446,716
===========================================================================

CANADA-1.78%

ATI Technologies Inc. (Computer Storage &
  Peripherals)                                     409,900        4,191,773
---------------------------------------------------------------------------
CGI Group Inc. (IT Consulting & Services)(a)       967,150        5,087,018
---------------------------------------------------------------------------
Onex Corp. (Electronic Equipment &
  Instruments)                                     872,700       11,100,010
===========================================================================
                                                                 20,378,801
===========================================================================

CHILE-0.30%

Distribucion y Servicio D&S S.A.-ADR (Food
  Retail)                                          230,100        3,486,015
===========================================================================

DENMARK-1.83%

Coloplast A.S.-Class B (Health Care Supplies)      238,800       17,066,027
---------------------------------------------------------------------------
Vestas Wind Systems A.S. (Heavy Electrical
  Equipment)                                       121,000        3,957,266
===========================================================================
                                                                 21,023,293
===========================================================================

FINLAND-0.80%

Kone Corp.-Class B (Industrial Machinery)           96,400        9,121,009
===========================================================================

FRANCE-1.75%

Altran Technologies S.A. (IT Consulting &
  Services)                                        274,880       14,352,722
---------------------------------------------------------------------------
Autoroutes du Sud de la France (Highway &
  Railtracks)(a)                                    95,600        2,366,757
---------------------------------------------------------------------------
Silicon-On-Insulator Technologies (Electronic
  Equipment & Instruments)(a)                      250,000        3,375,938
===========================================================================
                                                                 20,095,417
===========================================================================

GERMANY-1.78%

Continental A.G. (Tires & Rubber)                  347,440        5,833,400
---------------------------------------------------------------------------
Porsche A.G.-Pfd. (Automobile Manufacturers)        17,800        7,916,078
---------------------------------------------------------------------------
Wella A.G.-Pfd. (Personal Products)                112,800        6,702,181
===========================================================================
                                                                 20,451,659
===========================================================================

GREECE-0.31%

Cosmote Mobile Communications, S.A. (Wireless
  Telecomunication Services)                       377,600        3,596,506
===========================================================================

HONG KONG-2.10%

China Mobile Ltd. (Wireless Telecommunication
  Services)(a)                                   1,452,500        4,758,418
---------------------------------------------------------------------------
Esprit Holdings Ltd. (Apparel Retail)            7,482,000       14,390,122
---------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES          VALUE
Li & Fung Ltd. (Distributors)                    3,090,000        4,952,495
===========================================================================
                                                                 24,101,035
===========================================================================

HUNGARY-0.24%

Gedeon Richter Rt.-GDR (Pharmaceuticals)            43,300        2,764,705
===========================================================================

INDIA-1.49%

Dr. Reddy's Laboratories Ltd.-ADR
  (Pharmaceuticals)                                452,600   $    9,898,362
---------------------------------------------------------------------------
Satyam Computer Services Ltd. (IT Consulting
  & Services)                                      617,000        3,305,042
---------------------------------------------------------------------------
Satyam Computer Services Ltd.-ADR (IT
  Consulting & Services)                           322,900        3,858,655
===========================================================================
                                                                 17,062,059
===========================================================================

IRELAND-3.06%

Anglo Irish Bank Corp. PLC (Banks)               3,474,100       18,702,800
---------------------------------------------------------------------------
Irish Life & Permanent PLC (Diversified
  Financial Services)                              524,300        7,127,216
---------------------------------------------------------------------------
Ryanair Holdings PLC-ADR (Airlines)(a)             300,000        9,300,000
===========================================================================
                                                                 35,130,016
===========================================================================

ISRAEL-1.14%

Orbotech, Ltd. (Electronic Equipment &
  Instruments)(a)                                  141,400        3,670,744
---------------------------------------------------------------------------
Taro Pharmaceutical Industries Ltd.
  (Pharmaceuticals)(a)                             429,660        9,429,318
===========================================================================
                                                                 13,100,062
===========================================================================

ITALY-1.93%

Autogrill S.p.A. (Restaurants)(a)                  624,600        7,366,079
---------------------------------------------------------------------------
Banca Popolare di Verona (Banks)                   727,000        9,025,303
---------------------------------------------------------------------------
Saipem S.p.A. (Oil & Gas Drilling)(a)              888,000        5,779,822
===========================================================================
                                                                 22,171,204
===========================================================================

JAPAN-4.55%

Bellsystem24, Inc. (Diversified Commercial
  Services)                                         57,000       19,817,220
---------------------------------------------------------------------------
C & S Co., Ltd. (Food Retail)                      377,500        7,017,384
---------------------------------------------------------------------------
Crayfish Co., Ltd.-ADR (Internet Software &
  Services)(a)                                      37,390          317,815
---------------------------------------------------------------------------
Hokuto Corp. (Agricultural Products)               415,860       10,641,514
---------------------------------------------------------------------------
Trend Micro Inc. (Application Software)(a)         534,100       14,373,384
===========================================================================
                                                                 52,167,317
===========================================================================

MEXICO-4.00%

America Movil S.A. de C.V.-Series L-ADR
  (Wireless Telecommunication Services)            474,600        8,851,290
---------------------------------------------------------------------------
Cemex S.A. de C.V.-ADR-Wts., expiring
  12/13/02 (Construction Materials) (Acquired
  12/09/99; Cost $28,371)(b)(c)                     16,212           63,227
---------------------------------------------------------------------------
Coca-Cola Femsa, S.A. de C.V.-ADR (Soft
  Drinks)                                          129,900        3,608,622
---------------------------------------------------------------------------
Grupo Financiero BBVA Bancomer, S.A. de
  C.V.-Class O (Banks)(a)                       11,940,000       11,825,052
---------------------------------------------------------------------------
Telefonos de Mexico S.A. de C.V.- Class L-ADR
  (Integrated Telecommunication Services)          198,600        7,515,024
---------------------------------------------------------------------------
Wal-Mart de Mexico S.A. de C.V.-Series C
  (General Merchandise Stores)                   4,997,400       13,981,344
===========================================================================
                                                                 45,844,559
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE

NETHERLANDS-1.06%

ASM International N.V. (Semiconductor
  Equipment)(a)                                    222,800   $    5,245,055
---------------------------------------------------------------------------
Van der Moolen Holding N.V. (Diversified
  Financial Services)                              305,300        6,895,894
===========================================================================
                                                                 12,140,949
===========================================================================

NORWAY-1.26%

Tandberg A.S.A. (Electronic Equipment &
  Instruments)                                     751,400        9,062,048
---------------------------------------------------------------------------
TGS Nopec Geophysical Co. A.S.A. (Oil & Gas
  Equipment & Services)(a)                         322,450        5,325,572
===========================================================================
                                                                 14,387,620
===========================================================================

PHILIPPINES-0.29%

SM Prime Holdings, Inc. (Real Estate
  Management & Development)                     28,033,600        3,267,126
===========================================================================

RUSSIA-0.58%

Vimpel-Communications-ADR (Wireless
  Telecommunication Services)(a)                   278,290        6,595,473
===========================================================================

SOUTH KOREA-3.28%

Kookmin Bank (Banks)                               273,480       12,496,487
---------------------------------------------------------------------------
LG Chem Ltd. (Commodity Chemicals)                 158,000        4,792,708
---------------------------------------------------------------------------
Samsung Electronics Co., Ltd. (Electronic
  Equipment & Instruments)                          46,500       13,780,450
---------------------------------------------------------------------------
SK Telecom Co., Ltd. (Wireless
  Telecomunication Services)                        33,300        6,497,246
===========================================================================
                                                                 37,566,891
===========================================================================

SPAIN-7.06%

Grupo Dragados, S.A. (Construction &
  Engineering)                                   1,355,900       22,154,779
---------------------------------------------------------------------------
Grupo Ferrovial, S.A. (Construction &
  Engineering)                                   1,006,200       24,366,869
---------------------------------------------------------------------------
Indra Sistemas, S.A. (IT Consulting &
  Services)                                        673,200        5,951,394
---------------------------------------------------------------------------
Industria de Diseno Textil, S.A. (Apparel
  Retail)(a)                                       688,600       14,189,789
---------------------------------------------------------------------------
NH Hoteles, S.A. (Hotels)                        1,096,200       14,309,384
===========================================================================
                                                                 80,972,215
===========================================================================

SWEDEN-1.47%

Biacore International A.B. (Health Care
  Equipment)(a)                                     86,620        2,195,990
---------------------------------------------------------------------------
Getinge A.B.-Class B (Health Care Equipment)       315,911        5,898,919
---------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES          VALUE
Swedish Match A.B. (Tobacco)                     1,105,300        8,729,796
===========================================================================
                                                                 16,824,705
===========================================================================

SWITZERLAND-2.35%

Logitech International S.A. (Computer Storage
  & Peripherals)(a)                                367,800       17,145,051
---------------------------------------------------------------------------
Synthes-Stratec Inc. (Health Care Equipment)        15,770        9,788,612
===========================================================================
                                                                 26,933,663
===========================================================================

TAIWAN-2.98%

Benq Corp. (Computer Storage &
  Peripherals)(a)                                3,600,000   $    8,254,975
---------------------------------------------------------------------------
Compal Electronics Inc. (Computer
  Hardware)(a)                                   3,332,000        4,478,546
---------------------------------------------------------------------------
Quanta Computer Inc. (Computer Hardware)         1,198,000        4,042,861
---------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co. Ltd.
  (Semiconductors)(a)                            6,887,592       17,382,876
===========================================================================
                                                                 34,159,258
===========================================================================

UNITED KINGDOM-10.33%

Balfour Beatty PLC (Construction &
  Engineering)                                   1,789,700        7,330,353
---------------------------------------------------------------------------
Bunzl PLC (Paper Products)                         967,800        7,589,379
---------------------------------------------------------------------------
easyJet PLC (Airlines)(a)                          535,100        3,743,816
---------------------------------------------------------------------------
Enterprise Inns PLC (Restaurants)                  300,800        3,678,563
---------------------------------------------------------------------------
Galen Holdings PLC (Pharmaceuticals)               791,900        6,233,077
---------------------------------------------------------------------------
Jarvis PLC (Construction & Engineering)            790,500        5,968,566
---------------------------------------------------------------------------
Man Group PLC (Diversified Financial
  Services)                                      1,331,500       18,592,810
---------------------------------------------------------------------------
MFI Furniture Group PLC (Home Furnishings)(a)    2,360,700        5,041,001
---------------------------------------------------------------------------
Morrison (William) Supermarkets PLC (Food
  Retail)                                        4,711,100       15,141,513
---------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES          VALUE
UNITED KINGDOM-(CONTINUED)

Northern Rock PLC (Banks)                          729,000   $    7,517,827
---------------------------------------------------------------------------
Serco Group PLC (Diversified Commercial
  Services)                                        970,800        3,792,302
---------------------------------------------------------------------------
Smith & Nephew PLC (Health Care Supplies)        1,944,400       11,067,385
---------------------------------------------------------------------------
Travis Perkins PLC (Home Improvement Retail)       383,290        6,106,411
---------------------------------------------------------------------------
Wetherspoon (J.D.) PLC (Restaurants)               805,900        4,217,101
---------------------------------------------------------------------------
Willis Group Holdings Ltd. (Insurance
  Brokers)(a)                                      424,600       12,419,550
===========================================================================
                                                                118,439,654
===========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $603,470,966)                             690,555,072
===========================================================================

MONEY MARKET FUNDS-4.55%

STIC Liquid Assets Portfolio(d)                 26,082,967       26,082,967
---------------------------------------------------------------------------
STIC Prime Portfolio(d)                         26,082,967       26,082,967
===========================================================================
    Total Money Market Funds (Cost
      $52,165,934)                                               52,165,934
===========================================================================
TOTAL INVESTMENTS-97.30% (Cost $976,284,755)                  1,115,370,648
===========================================================================
OTHER ASSETS LESS LIABILITIES-2.70%                              30,992,337
===========================================================================
NET ASSETS-100.00%                                           $1,146,362,985
___________________________________________________________________________
===========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt
GDR  - Global Depositary Receipt
Pfd. - Preferred
Wts. - Warrants

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(c) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The market value of this security at 04/30/02 represented less than 1% of the Fund's net assets.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------

APRIL 30, 2002
(UNAUDITED)

ASSETS:

Investments, at market value (cost
  $976,284,755)*                             $1,115,370,648
-----------------------------------------------------------
Foreign currencies, at value (cost
  $9,702,927)                                     9,697,488
-----------------------------------------------------------
Receivables for:
  Investments sold                               11,230,901
-----------------------------------------------------------
  Capital stock sold                             27,198,123
-----------------------------------------------------------
  Dividends                                       1,689,886
-----------------------------------------------------------
Investment for deferred compensation plan            65,321
-----------------------------------------------------------
Collateral for securities loaned                132,300,633
-----------------------------------------------------------
Other assets                                         24,845
===========================================================
    Total assets                              1,297,577,845
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                          12,889,080
-----------------------------------------------------------
  Capital stock reacquired                        3,858,945
-----------------------------------------------------------
  Deferred compensation plan                         65,321
-----------------------------------------------------------
  Collateral upon return of securities
    loaned                                      132,300,633
-----------------------------------------------------------
Accrued distribution fees                           853,294
-----------------------------------------------------------
Accrued directors' fees                               1,057
-----------------------------------------------------------
Accrued transfer agent fees                         793,267
-----------------------------------------------------------
Accrued operating expenses                          453,263
===========================================================
    Total liabilities                           151,214,860
===========================================================
Net assets applicable to shares outstanding  $1,146,362,985
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                      $  568,472,151
___________________________________________________________
===========================================================
Class B                                      $  551,106,462
___________________________________________________________
===========================================================
Class C                                      $   26,784,372
___________________________________________________________
===========================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                    240,000,000
-----------------------------------------------------------
  Outstanding                                    42,647,516
___________________________________________________________
===========================================================
Class B:
  Authorized                                    240,000,000
-----------------------------------------------------------
  Outstanding                                    43,552,524
___________________________________________________________
===========================================================
Class C:
  Authorized                                    240,000,000
-----------------------------------------------------------
  Outstanding                                     2,115,709
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                  $        13.33
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $13.33 divided by
      95.25%)                                $        13.99
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                    $        12.65
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                    $        12.66
___________________________________________________________
===========================================================

* At April 30, 2002, securities with an aggregate market value of $130,869,323 were on loan to brokers.

STATEMENT OF OPERATIONS
---------------------------------------------------------------

FOR THE SIX MONTHS ENDED APRIL 30, 2002
(UNAUDITED)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $394,582)                                    $  3,021,194
-----------------------------------------------------------
Dividends from affiliated money market funds        689,208
-----------------------------------------------------------
Interest                                             14,063
-----------------------------------------------------------
Security lending income                             500,310
===========================================================
    Total investment income                       4,224,775
===========================================================

EXPENSES:

Advisory fees                                     5,177,388
-----------------------------------------------------------
Administrative services fees                         92,706
-----------------------------------------------------------
Custodian fees                                      514,204
-----------------------------------------------------------
Distribution fees -- Class A                      1,401,365
-----------------------------------------------------------
Distribution fees -- Class B                      2,857,986
-----------------------------------------------------------
Distribution fees -- Class C                        137,450
-----------------------------------------------------------
Transfer agent fees -- Class A                    1,292,637
-----------------------------------------------------------
Transfer agent fees -- Class B                    1,344,884
-----------------------------------------------------------
Transfer agent fees -- Class C                       64,680
-----------------------------------------------------------
Directors' fees                                       6,476
-----------------------------------------------------------
Other                                               241,028
===========================================================
    Total expenses                               13,130,804
===========================================================
Less: Fees waived                                    (7,357)
-----------------------------------------------------------
    Expenses paid indirectly                         (6,642)
===========================================================
    Net expenses                                 13,116,805
===========================================================
Net investment income (loss)                     (8,892,030)
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                         (85,820,885)
-----------------------------------------------------------
  Foreign currencies                                149,325
===========================================================
                                                (85,671,560)
===========================================================
Change in net unrealized appreciation of:
  Investment securities                         163,444,805
-----------------------------------------------------------
  Foreign currencies                                 80,057
===========================================================
                                                163,524,862
===========================================================
Net gain from investment securities and
  foreign currencies                             77,853,302
===========================================================
Net increase in net assets resulting from
  operations                                   $ 68,961,272
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED APRIL 30, 2002 AND THE YEAR ENDED OCTOBER 31, 2001 (UNAUDITED)

                                                                APRIL 30,         OCTOBER 31,
                                                                   2002              2001
                                                              --------------    ---------------
OPERATIONS:

  Net investment income (loss)                                $   (8,892,030)   $   (16,760,009)
-----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                           (85,671,560)      (142,598,297)
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                 163,524,862       (692,158,882)
===============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                   68,961,272       (851,517,188)
===============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                                 --       (201,308,981)
-----------------------------------------------------------------------------------------------
  Class B                                                                 --       (218,184,705)
-----------------------------------------------------------------------------------------------
  Class C                                                                 --         (9,633,290)
-----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        (30,296,018)        64,597,208
-----------------------------------------------------------------------------------------------
  Class B                                                        (65,252,524)        71,798,372
-----------------------------------------------------------------------------------------------
  Class C                                                         (3,071,158)         6,642,905
===============================================================================================
    Net increase (decrease) in net assets                        (29,658,428)    (1,137,605,679)
===============================================================================================

NET ASSETS:

  Beginning of period                                          1,176,021,413      2,313,627,092
===============================================================================================
  End of period                                               $1,146,362,985    $ 1,176,021,413
_______________________________________________________________________________________________
===============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $1,245,555,781    $ 1,344,175,481
-----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (9,016,257)          (124,227)
-----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                           (229,277,195)      (143,605,635)
-----------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and foreign currencies                            139,100,656        (24,424,206)
===============================================================================================
                                                              $1,146,362,985    $ 1,176,021,413
_______________________________________________________________________________________________
===============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

APRIL 30, 2002
(UNAUDITED)


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Global Aggressive Growth Fund (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is above-average long-term growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Directors.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund has a capital loss carryforward of $138,223,796 as of October 31, 2001, which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2009.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.90% of the first $1 billion of the Fund's average daily net assets, plus 0.85% of the Fund's average daily net assets in excess of $1 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the six months ended April 30, 2002, AIM waived fees of $7,357.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2002, AIM was paid $92,706 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 2002, AFS was paid $1,442,992 for such services.

  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended April 30, 2002, the Class A, Class B and Class C shares paid AIM Distributors $1,401,365, $2,857,986 and $137,450, respectively, as compensation under the Plans.

  AIM Distributors retained commissions of $65,259 from sales of the Class A shares of the Fund during the six months ended April 30, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 2002, AIM Distributors retained $9,683, $0 and $1,739 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.

  During the six months ended April 30, 2002, the Fund paid legal fees of $5,007 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3--INDIRECT EXPENSES

For the six months ended April 30, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $6,642 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $6,642.

NOTE 4--DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. Directors have the option to defer compensation payable by the Company. The Directors deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended April 30, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

  Effective May 21, 2002, the Fund may borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At April 30, 2002, securities with an aggregate value of $130,869,323 were on loan to brokers. The loans were secured by cash collateral of $132,300,633 received by the Fund and invested in affiliated money market funds as follows:
$66,150,317 in STIC Liquid Assets Portfolio and $66,150,316 in STIC Prime Portfolio. For the six months ended April 30, 2002, the Fund received fees of $500,310 for securities lending.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 2002 was $427,768,544 and $491,732,030, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                        $206,376,773
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (69,370,391)
===========================================================
Net unrealized appreciation of investment
  securities                                   $137,006,382
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $978,364,266.


NOTE 8--CAPITAL STOCK

Changes in capital stock outstanding during the six months ended April 30, 2002 and the year ended October 31, 2001 were as follows:

                                                                    SIX MONTHS ENDED                   YEAR ENDED
                                                                     APRIL 30, 2002                 OCTOBER 31, 2001
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
                                                              -----------    -------------    -----------    -------------
Sold:
  Class A                                                      30,791,123    $ 401,438,197     39,018,701    $ 612,509,848
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                         760,422        9,534,979      2,311,795       37,138,541
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                         571,554        7,182,427      1,060,678       16,872,704
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                              --               --     10,348,387      190,616,587
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                              --               --     11,471,372      202,004,337
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                              --               --        509,053        8,969,519
==========================================================================================================================
Reacquired:
  Class A                                                     (32,972,366)    (431,734,215)   (47,208,581)    (738,529,227)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (5,997,037)     (74,787,503)   (11,394,193)    (167,344,506)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                        (815,655)     (10,253,585)    (1,247,194)     (19,199,318)
==========================================================================================================================
                                                               (7,661,959)   $ (98,619,700)     4,870,018    $ 143,038,485
__________________________________________________________________________________________________________________________
==========================================================================================================================

NOTE 9--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                      CLASS A
                                                   -----------------------------------------------------------------------------
                                                   SIX MONTHS
                                                     ENDED                             YEAR ENDED OCTOBER 31,
                                                   APRIL 30,        ------------------------------------------------------------
                                                     2002             2001       2000(a)      1999(a)     1998(a)      1997(a)
                                                   ----------       --------    ----------    --------    --------    ----------
Net asset value, beginning of period                $  12.58        $  25.87    $    21.95    $  15.87    $  17.28    $    15.76
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                         (0.08)          (0.13)        (0.28)      (0.17)      (0.10)        (0.15)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                     0.83           (8.42)         5.56        6.25       (1.31)         1.67
================================================================================================================================
    Total from investment operations                    0.75           (8.55)         5.28        6.08       (1.41)         1.52
================================================================================================================================
Less distributions from net realized gains                --           (4.74)        (1.36)         --          --            --
================================================================================================================================
Net asset value, end of period                      $  13.33        $  12.58    $    25.87    $  21.95    $  15.87    $    17.28
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(b)                                         5.96%         (38.87)%       24.27%      38.31%      (8.16)%        9.65%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $568,472        $563,828    $1,103,740    $852,198    $937,587    $1,242,505
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets                 2.00%(c)        1.87%         1.65%       1.80%       1.75%         1.75%
================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                           (1.27)%(c)      (0.75)%       (0.96)%     (0.95)%     (0.55)%       (0.88)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                   40%             87%           62%         60%         50%           57%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $565,191,424.


                                                                                       CLASS B
                                                    -----------------------------------------------------------------------------
                                                    SIX MONTHS
                                                      ENDED                             YEAR ENDED OCTOBER 31,
                                                    APRIL 30,        ------------------------------------------------------------
                                                      2002             2001       2000(a)      1999(a)     1998(a)      1997(a)
                                                    ----------       --------    ----------    --------    --------    ----------
Net asset value, beginning of period                 $  11.97        $  24.98    $    21.35    $  15.52    $  17.00    $    15.58
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                          (0.12)          (0.21)        (0.42)      (0.27)      (0.19)        (0.24)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                      0.80           (8.06)         5.41        6.10       (1.29)         1.66
=================================================================================================================================
    Total from investment operations                     0.68           (8.27)         4.99        5.83       (1.48)         1.42
=================================================================================================================================
Less distributions from net realized gains                 --           (4.74)        (1.36)         --          --            --
=================================================================================================================================
Net asset value, end of period                       $  12.65        $  11.97    $    24.98    $  21.35    $  15.52    $    17.00
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                          5.68%         (39.19)%       23.56%      37.56%      (8.71)%        9.11%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)             $551,106        $583,933    $1,158,979    $926,972    $947,293    $1,241,999
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                  2.51%(c)        2.39%         2.19%       2.37%       2.32%         2.30%
=================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                            (1.78)%(c)      (1.27)%       (1.50)%     (1.52)%     (1.11)%       (1.44)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                    40%             87%           62%         60%         50%           57%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $576,334,138.


                                                                                      CLASS C
                                                   ------------------------------------------------------------------------------
                                                                                                                   AUGUST 4, 1997
                                                   SIX MONTHS                                                       (DATE SALES
                                                    ENDED                     YEAR ENDED OCTOBER 31,               COMMENCED) TO
                                                   APRIL 30,        -------------------------------------------      OCTOBER 31,
                                                     2002            2001      2000(a)     1999(a)     1998(a)         1997(a)
                                                   ----------       -------    -------     -------     -------     --------------
Net asset value, beginning of period                $ 11.98         $ 24.99    $ 21.35     $ 15.52     $ 17.00         $18.39
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                        (0.12)          (0.21)     (0.42)      (0.27)      (0.19)         (0.04)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                    0.80           (8.06)      5.42        6.10       (1.29)         (1.35)
=================================================================================================================================
    Total from investment operations                   0.68           (8.27)      5.00        5.83       (1.48)         (1.39)
=================================================================================================================================
Less distributions from net realized gains               --           (4.74)     (1.36)         --          --             --
=================================================================================================================================
Net asset value, end of period                      $ 12.66         $ 11.98    $ 24.99     $ 21.35     $ 15.52         $17.00
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                        5.68%         (39.17)%    23.61%      37.56%      (8.71)%         7.56%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $26,784         $28,260    $50,908     $16,325     $13,186         $4,676
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                2.51%(c)        2.39%      2.19%       2.37%       2.34%          2.36%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                          (1.78)%(c)      (1.28)%    (1.50)%     (1.52)%     (1.13)%        (1.50)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                  40%             87%        62%         60%         50%            57%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $27,717,760.
(d)  Annualized.

BOARD OF TRUSTEES                                 OFFICERS                                  OFFICE OF THE FUND

Robert H. Graham                                  Robert H. Graham                          11 Greenway Plaza
                                                  Chairman and President                    Suite 100
Frank S. Bayley                                                                             Houston, TX 77046
                                                  Carol F. Relihan
Bruce L. Crockett                                 Senior Vice President and Secretary       INVESTMENT ADVISOR

Albert R. Dowden                                  Gary T. Crum                              A I M Advisors, Inc.
                                                  Senior Vice President                     11 Greenway Plaza
Edward K. Dunn Jr.                                                                          Suite 100
                                                  Dana R. Sutton                            Houston, TX 77046
Jack M. Fields                                    Vice President and Treasurer
                                                                                            TRANSFER AGENT
Carl Frischling                                   Robert G. Alley
                                                  Vice President                            A I M Fund Services, Inc.
Prema Mathai-Davis                                                                          P.O. Box 4739
                                                  Stuart W. Coco                            Houston, TX 77210-4739
Lewis F. Pennock                                  Vice President
                                                                                            CUSTODIAN
Ruth H. Quigley                                   Melville B. Cox
                                                  Vice President                            State Street Bank and Trust Company
Louis S. Sklar                                                                              225 Franklin Street
                                                  Edgar M. Larsen                           Boston, MA 02110
                                                  Vice President
                                                                                            COUNSEL TO THE FUND

                                                                                            Ballard Spahr
                                                                                            Andrews & Ingersoll, LLP
                                                                                            1735 Market Street
                                                                                            Philadelphia, PA 19103

                                                                                            COUNSEL TO THE TRUSTEES

                                                                                            Kramer, Levin, Naftalis & Frankel LLP
                                                                                            919 Third Avenue
                                                                                            New York, NY 10022

                                                                                            DISTRIBUTOR

                                                                                            A I M Distributors, Inc.
                                                                                            11 Greenway Plaza
                                                                                            Suite 100
                                                                                            Houston, TX 77046

                                  EQUITY FUNDS

   DOMESTIC EQUITY FUNDS                 INTERNATIONAL/GLOBAL EQUITY FUNDS    A I M Management Group Inc. has provided
                                                                              leadership in the mutual fund industry since
                                                                              1976 and manages approximately $158 billion
     MORE AGGRESSIVE                             MORE AGGRESSIVE              in assets for more than 9 million shareholders,
                                                                              including individual investors, corporate
AIM Small Cap Opportunities(1)          AIM Developing Markets                clients and financial institutions.*
AIM Mid Cap Opportunities(1)            AIM European Small Company
AIM Large Cap Opportunities(1)          AIM Asian Growth                         The AIM Family of Funds--Registered
AIM Emerging Growth                     AIM International Emerging Growth     Trademark-- is distributed nationwide.
AIM Small Cap Growth(2)                 AIM Global Aggressive Growth          AIM is a subsidiary of AMVESCAP PLC, one of
AIM Aggressive Growth                   AIM European Development              the world's largest independent financial
AIM Mid Cap Growth                      AIM Euroland Growth                   services companies with $400 billion in
AIM Dent Demographic Trends             AIM International Equity              assets under management.*
AIM Constellation                       AIM Global Growth
AIM Large Cap Growth                    AIM Worldwide Spectrum
AIM Weingarten                          AIM Global Trends
AIM Small Cap Equity                    AIM International Value(4)
AIM Capital Development
AIM Mid Cap Equity                                  MORE CONSERVATIVE
AIM Select Equity(3)
AIM Value II                                       SECTOR EQUITY FUNDS
AIM Value
AIM Blue Chip                                       MORE AGGRESSIVE
AIM Mid Cap Basic Value
AIM Large Cap Core Equity               AIM New Technology
AIM Charter                             AIM Global Telecommunications and Technology
AIM Basic Value                         AIM Global Energy(5)
AIM Large Cap Basic Value               AIM Global Infrastructure
AIM Balanced                            AIM Global Financial Services
AIM Basic Balanced                      AIM Global Health Care
                                        AIM Global Utilities
    MORE CONSERVATIVE                   AIM Real Estate(6)

                                                    MORE CONSERVATIVE

                      FIXED-INCOME FUNDS

TAXABLE FIXED-INCOME FUNDS                   TAX-FREE FIXED-INCOME FUNDS

   MORE AGGRESSIVE                                  MORE AGGRESSIVE

AIM High Yield II                       AIM High Income Municipal
AIM High Yield                          AIM Municipal Bond
AIM Strategic Income                    AIM Tax-Free Intermediate
AIM Income                              AIM Tax-Exempt Cash
AIM Global Income
AIM Total Return Bond                               MORE CONSERVATIVE
AIM Intermediate Government
AIM Floating Rate
AIM Limited Maturity Treasury
AIM Money Market

    MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change.
(1) Closed to new investors. (2) On March 18, 2002, AIM Small Cap Growth Fund was closed to most investors. For more information on who may continue to invest in the fund, please contact your financial advisor. (3) On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (4) On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund.
(5) On September 1, 2001, AIM Global Resources Fund was renamed AIM Global Energy Fund. (6) On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after July 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

*As of 3/31/02                                          [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                       GLA-SAR-1

A I M DISTRIBUTORS, INC.